Fair Value Measurement	12 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
Fair Value Measurement
Fair Value Measurement
Fair Values
GAAP emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, GAAP establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within levels one and two of the hierarchy) and the reporting entity's own assumptions about market participant assumptions (unobservable inputs classified within level three of the hierarchy).
Level one input utilizes unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Level two inputs are inputs other than quoted prices included in level one that are observable for the asset or liability, either directly or indirectly. Level two inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability, other than quoted prices, such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals. Level three inputs are unobservable inputs for the asset or liability, which are typically based on an entity's own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.
Fair value of financial assets and liabilities measured at amortized cost
The carrying value and estimated fair value of our financial instruments that are measured at amortized cost as of December 31, 2019 and December 31, 2018 are as follows:

	2019		2018
(In US$ millions)	Fair Value	Carrying Value	Fair Value	Carrying Value
Assets
Cash and cash equivalents	560.0	560.0	841.6	841.6

Liabilities
Term Loan B	1,300.5	2,595.9	2,115.1	2,662.7
Other external debt facilities	269.7	282.3	383.4	396.4

Level 1
The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value and categorized at level 1 on the fair value measurement hierarchy.
The loans under the Term Loan B are freely tradable and their fair value has been set equal to the price at which they were traded on December 31, 2019 and December 31, 2018. This has been categorized at level 1 on the fair value measurement hierarchy.
Level 2
Loans under other external debt facilities being the West Vela facility (previously the $1,450 million Senior Secured Credit Facility), West Polaris facility, Tender Rig facility (previously the $440 million Rig Financing Agreement) and the West Vencedor facility are not freely tradable. For the years ended December 31, 2019 and December 31, 2018 the fair value of the current and long term portion of these debt facilities was derived using the Discounted Cash Flow (DCF) model. A cost of debt of 11.16% (December 31, 2018 8.16%) was used to estimate the present value of the future cash flows. This is categorized at level 2 on the fair value measurement hierarchy.
Financial instruments measured at fair value on a recurring basis
Other financial instruments that are measured at fair value on a recurring basis:

		Fair value measurements at reporting date using
	Total fair value as of December 31, 2019	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In US$ millions)		(Level 1)	(Level 2)	(Level 3)
Current liabilities:
Derivative instruments - Interest rate swap contracts	(17.7)	—	(17.7)	—
Related party deferred and contingent consideration	(31.5)	—	(31.5)	—
Total liabilities	(49.2)	—	(49.2)	—

		Fair value measurements at reporting date using
	Total fair value as of December 31, 2018	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In US$ millions)		(Level 1)	(Level 2)	(Level 3)
Current assets:
Derivative instruments - Interest rate swap contracts	9.9	—	9.9	—
Total assets	9.9	—	9.9	—

Current liabilities:
Related party deferred and contingent consideration	(59.0)	—	(59.0)	—
Total liabilities	(59.0)	—	(59.0)	—

The fair values of interest rate swap contracts are calculated using well-established independent valuation techniques, applied to contracted cash flows and expected future LIBOR interest rates, and counterparty non-performance credit risk assumptions as of December 31, 2019 and December 31, 2018. The calculation of the credit risk in the swap values is subject to a number of assumptions including an assumed Credit Default Swap rate based on the Company's traded debt, plus a curve profile and recovery rate.
The fair value of the related party deferred and contingent consideration payable to Seadrill relating to the purchase of the West Vela and the West Polaris are estimated based on discounted future cash flows. These liabilities are considered to be at estimated market rates. These are categorized at level 2 on the fair value measurement hierarchy.
Fair value considerations on one-time transactions
In the year ended December 31, 2018, a $3.2 million loss on impairment of goodwill is included in operating income resulting from early adoption of the new standard 2017-04 ASC 350, which requires comparing the fair value of the goodwill against its carrying value. Under this assessment the goodwill's carrying amount exceeded its fair value and was impaired to a nil carrying value.